UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2025

PLUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756

(Address of principal executive offices, with zip code)

(737) 255-7194

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Private Placement

On February 13, 2025 (the “Closing Date”), Plus Therapeutics, Inc. (the “Company”) entered into a Securities Purchase and Exchange Agreement (the “SPEA”) with certain existing accredited investors (the “Purchasers”). Pursuant to the SPEA, on the Closing Date the Company issued secured convertible promissory notes (the “Funding Notes”) in the aggregate principal amount of $3,362,251 together with common stock purchase warrants (the “Warrants”) to purchase 3,002,009 shares of the Company common stock, par value $0.001 (the “Common Stock”) at an exercise price of $1.12 per share (the “Warrant Exercise Price”). The aggregate purchase price for the Funding Note and Warrants was approximately $3.7 million (the “Aggregate Purchase Price”) and included payment of $0.125 per Warrant in accordance with the Nasdaq Listing Rules.

The Funding Notes mature on February 13, 2026, and bear interest at a rate of 10% per annum, subject to increase upon Events of Default.

The Warrants are exercisable for five-years from the date of issuance.

Secured Interest

The obligations of the Company under the SPEA and the Notes (as defined below) are secured by a pledge of substantially all of assets of the Company pursuant to a security agreement, dated as of the Closing Date, among the Company, CNSide Diagnostics, LLC (a subsidiary of the Company, “CNSide”), and Iroquois Master Fund Ltd., as collateral agent for the Purchasers (the “Security Agreement), subject to certain exceptions. The Security Agreement contains certain customary affirmative and negative covenants, including limitations on the Company’s and CNSide’s ability to dispose of assets, subject to customary exceptions. The repayment of the Company’s obligations under the SPEA and Notes are guaranteed pursuant to a subsidiary guarantee, dated as of the Closing Date (the “Subsidiary Guarantee”), by and among CNSide and the Purchasers.

Mandatory Conversion

In the event of a Common Stock financing by the Company on or before March 31, 2025, in which the Company receives at least $10.0 million in gross proceeds and that meets certain other conditions specified in the SPEA (a “Qualified Financing”), at the election of the Company seventy-five percent of the principal amount and interest of the Funding Notes, or at the election of the Purchaser, all of the principal amount and interest of the Funding Notes, will convert into the securities issued in the Qualified Financing (the “Mandatory Conversion”). The Mandatory Conversion does not apply, however, in the event that per share of Common Stock price in the Qualified Financing is $2.00 or greater (the “Maximum Amount”).

Upon a consummation of a Qualified Financing, any portion of the Funding Notes not mandatorily converted in the Qualified Financing by the Company, at each Purchaser’s option, will either be voluntarily converted into such securities issued in the Qualified Financing or redeemed in cash.

Voluntary Conversion

Each Funding Note is convertible at any time after the Closing Date, at the option of each Purchaser, subject to certain exceptions set forth in the Funding Notes, into shares of Common Stock, or to comply with certain beneficial ownership limitations, into pre-funded warrants (the “Pre-Funded Warrants”), exercisable immediately at an exercise price of $0.001 per share. The initial conversion price for the Funding Notes is $1.12 per share (the “Conversion Price”).

Anti-Dilution

Subject to obtaining stockholder approval, the Conversion Price and the Warrant Exercise Price are subject to anti-dilution protection upon any subsequent transaction at a fixed price lower than the Conversion Price or Warrant Exercise Price, as applicable, then in effect and standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction.

Covenants

The Funding Notes provide for certain customary negative covenants regarding the incurrence of certain indebtedness, the creation of liens, the repayment of indebtedness, the payment of cash or assets in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters.

Company Optional Redemption Rights

Subject to Equity Conditions (as such term is defined in the Funding Notes), each Funding Note may be prepaid, at the option of the Company, in whole or in part, by paying in cash to the Purchaser the Mandatory Default Amount (as such term is defined in the Funding Notes) or 120% of the principal amount of the Funding Note, together with any accrued and unpaid interest and unpaid late charges thereon. In addition, the Company may prepay each Funding Note upon a Fundamental Transaction (as such term is defined in the Funding Notes) or a Change of Control Transaction (as such term is defined in the Funding Notes), provided that shares of Common Stock issuable pursuant to the Funding Notes are then registered under an effective registration statement, by paying to the Purchasers the Mandatory Default Amount.

Terms of the SPEA

The SPEA contains certain representations and warranties, covenants and indemnities customary for similar transactions.

Under the SPEA, the Company agreed, among other conditions, to not effect or enter an agreement to effect any variable rate transaction, except for certain exempt issuances of equity securities, until the later of the two year anniversary of the Closing Date or such date that the Notes are no longer outstanding. The Company also agreed to hold a stockholder meeting by no later than May 30, 2025, to seek approvals for future adjustments of the Warrant Exercise Price and Conversion Price for anti-dilution adjustments and similar matters, the reduction of the exercise price of the Warrants by $0.125, the extension of the period of exercise for the Series B common warrants issued pursuant to the May 2024 Purchase Agreement until five years from the original issue date of those warrants, and other matters necessary for compliance with Nasdaq Listing Rule 5635(d) (the “Stockholder Approvals”). Pursuant to the SPEA, the Company will be obligated to continue to seek the Stockholder Approvals at least three times each year until the Stockholder Approvals are obtained.

In addition, the Company granted the Purchasers participation rights in future offerings of Common Stock or Common Stock Equivalents (as such term is defined in the SPEA) for cash consideration, during the later of 18 months after the Closing Date or such time as less than 50% of the Warrants remain outstanding, in an amount of up to 50% of the securities being sold in such offerings.

Exchange Notes

As previously disclosed, the Company entered into that certain securities purchase agreement, dated May 5, 2024, as amended on May 8, 2024 (the “May 2024 Purchase Agreement”), with the Purchasers, among other investors, for the private placement of securities, including Series A common warrants (“Series A Warrants”) to purchase an aggregate of up to 3,591,532 shares of common stock. The May 2024 Purchase Agreement included certain limitations and restrictions on the Company’s ability to issue securities and provided the Purchasers and the other investors signatories to the May 2024 Purchase Agreement participation rights in future equity and equity-linked offerings of securities, subject to certain limited exceptions (the “Financing Restrictions”). On the Closing Date, pursuant to the SPEA, the Company issued to the Purchases secured convertible promissory notes in the aggregate amount of $3,188,922 (the “Exchange Notes” and together with the Funding Notes, the “Notes”) in exchange for cancellation of the Series A Warrants of the Purchasers, and the Purchasers entered into a second amendment to the May 2024 Purchase Agreement to eliminate the Financing Restrictions (the “Financing Waiver”).

The terms and conditions of the Exchange Notes are substantially identical in all material respects to the Funding Notes, except that the Mandatory Conversion applies to all of the principal amount of the Exchange Notes instead of being limited to seventy-five percent, and the Maximum Amount does not apply. The Security Agreement and Subsidiary Guarantee also apply to the obligations under the Exchange Notes.

Registration Rights Agreement

In connection with the SPEA, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of the Closing Date, with the Purchasers, pursuant to which the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “Commission”) covering the resale of the shares of Common Stock issuable pursuant to the Notes and Warrants (the “Registration Statement”) at the earlier of the fifteenth calendar day after the Company has filed its Annual Report on Form 10-K for the calendar year ended December 31, 2024, or April 15, 2025 (the “Filing Due Date”), and to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than June 30, 2025 (the “Effectiveness Due Date”), provided, however, that the Effectiveness Due Date for the shares of common stock issuable under the Exchange Notes is the earlier of the fifteenth calendar day after the Company has filed its Annual Report on Form 10-K for the calendar year ended December 31, 2024, or April 15, 2025. In addition, pursuant to the Registration Rights Agreement, the Company is required to use its reasonable best efforts to keep the Registration Statement continuously effective from the date on which the Commission declares the Registration Statement to be effective until such date that all Registrable Securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), under Rule 144 as promulgated by the Commission under the Securities Act (“Rule 144”), or otherwise shall have ceased to be Registrable Securities.

In the event that (i) the Company fails to file the Registration Statement by the Filing Due Date, (ii) the Company fails to file with the Commission a request for acceleration of the Registration Statement within 5 Trading Days (as such term is defined in the Registration Rights Agreement) of the date that the Company is notified by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, (iii) the Registration Statement is not declared effective on or prior to the Effectiveness Due Date, (iv) after being declared effective, (A) the Registration Statement ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective, or (B) the holders are not permitted to utilize the prospectus in the Registration Statement to sell Registrable Securities, other than certain allowed delays, or (v) an allowed delay exceeds beyond the length permitted for an allowed delay, then the Company has agreed (unless the Registrable Securities are freely tradable pursuant to Rule 144) to make payments to each Purchaser as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such holder in the Registrable Securities, subject to a 12% cap in the aggregate as set forth in the Registration Rights Agreement.

The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing descriptions of the SPEA, Funding Notes, Exchange Notes, Security Agreement, Subsidiary Guarantee, Warrants, Pre-Funded Warrants, Financing Waiver, and Registration Rights Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as exhibits, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the SPEA and Notes is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the sale and issuance of the securities is incorporated herein by reference into this Item 3.02.

The Company issued the Exchange Notes in reliance on the exemption from registration afforded by Section 3(a)(9) of the Securities Act, The Company otherwise sold the securities to “accredited investors,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder, and corresponding provisions of state securities or “blue sky” laws. The Purchasers represented that they were acquiring the securities pursuant to the SPEA for investment only and not with a view towards the resale or distribution thereof in violation of the Securities Act. Accordingly, the securities issued pursuant to the SPEA have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 7.01 Regulation FD Disclosure.

On February 18, 2025, the Company issued a press release announcing the private placement and exchange described above and a $2.0 million advance payment from the Cancer Prevention and Research Institute of Texas (CPRIT), as part of its existing $17.6 million grant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

4.1	Form of Pre-Funded Warrant

4.2	Form of Warrant issued pursuant to the Securities Purchase and Exchange Agreement, dated February 13, 2025, by and among Plus Therapeutics, Inc. and the purchasers named therein

10.1*	Securities Purchase and Exchange Agreement, dated February 13, 2025, by and among Plus Therapeutics, Inc. and the purchasers named therein

10.2	Form of Secured Convertible Note for Funding Notes issued pursuant to the Securities Purchase and Exchange Agreement, dated February 13, 2025, by and among Plus Therapeutics, Inc. and the purchasers named therein

10.3	Form of Secured Convertible Note for Exchange Notes issued pursuant to the Securities Purchase and Exchange Agreement, dated February 13, 2025, by and among Plus Therapeutics, Inc. and the purchasers named therein

10.4*	Security Agreement, dated February 13, 2025, by and among Plus Therapeutics, Inc., CNSide Diagnostics, LLC, and Iroquois Master Fund Ltd., as collateral agent for the purchasers named therein

10.5	Subsidiary Guarantee, dated as of February 13, 2025, by and among CNSide Diagnostics, LLC and the purchasers named therein

10.6	Registration Rights Agreement, dated February 13, 2025, by and among Plus Therapeutics, Inc. and the purchasers named therein

10.7	Second Amendment to Securities Purchase Agreement, dated May 5, 2024, as amended on May 9, 2024, by and among Plus Therapeutics, Inc. and the purchasers named therein

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Schedules and exhibits have been Omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the Omitted schedules or exhibits upon request by the Securities and Exchange Commission; provided that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2025

PLUS THERAPEUTICS, INC.

By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D. President and Chief Executive Officer